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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 19, 2007

                               SUPERIOR ESSEX INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    0-50514                20-0282396
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

              150 Interstate North Parkway, Atlanta, Georgia 30339
               (Address of principal executive offices) (Zip Code)

                                 (770) 657-6000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01  REGULATION FD DISCLOSURE.

         The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

         On February 19, 2007, Superior Essex Inc. issued a press release announcing its results of operations for the quarter and year ended December 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)  Not applicable.

            (b)  Not applicable.

            (c)  Not applicable.

            (d)  Exhibits:

                 EXHIBIT
                 NUMBER   EXHIBIT DESCRIPTION
                 -------  ------------------------------------------------------
                 99.1     Press release dated February 19, 2007

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SUPERIOR ESSEX INC.


Date: February 20, 2007                          By: /s/ David S. Aldridge
                                                     ---------------------------
                                                     David S. Aldridge
                                                     Executive Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer